United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 10, 2019

Date of Report (Date of earliest event reported)

Union Bridge Holdings Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55731	32-0440076
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4801, 48/F, Central Plaza, 18 Habour Road, Wan Chai, Hong Kong S.A.R.
(Address of Principal Executive Offices)	(Zip Code)

Provide a copy of communications to:

Loeb & Loeb LLP

345 Park Ave

New York, New York 10154

Attn: Giovanni Caruso

Registrant's telephone number, including area code: (852) 2468 3103

Rm. 1205, 12/F, Harcourt House

39 Gloucester Road

Wanchai, Hong Kong S.A.R.

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events.

On June 10, 2019, Union Bridge Holdings Limited (the “Company”) moved its office to Suite 4801, 48/F, Central Plaza, 18 Habour Road, Wan Chai, Hong Kong S.A.R.  The Company’s new telephone number is (852) 2468 3103.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BRIDGE HOLDINGS LIMITED

By:	/s/ Joseph Ho
Name:	Joseph Ho
Title:	Chief Executive Officer

Dated June 10, 2019

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